                                                                    Exhibit 1(z)

                    SIXTEENTH AMENDMENT DATED MARCH 14, 2008

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect the establishment and designation of Janus Adviser International Forty Fund and Class A, Class C, Class I, and Class S Shares of such Fund, each as of May 30, 2008.

                                   SCHEDULE A

Series of the Trust                                           Available Classes
-------------------                                         --------------------
Janus Adviser Balanced Fund                                 Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Contrarian Fund                               Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Flexible Bond Fund                            Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Floating Rate High Income Fund                Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class S Shares

Janus Adviser Forty Fund                                    Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Fundamental Equity Fund                       Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Global Real Estate Fund                       Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class S Shares

Janus Adviser Global Research Fund                          Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class S Shares

Janus Adviser Growth and Income Fund                        Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser High-Yield Fund                               Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Institutional Cash Management Fund                    Premium Shares
                                                            Institutional Shares

Janus Institutional Government Money Market Fund            Premium Shares
                                                            Select Shares
                                                            Primary Shares
                                                            Institutional Shares
                                                            Service Shares

Janus Institutional Money Market Fund                       Premium Shares
                                                            Select Shares
                                                            Primary Shares
                                                            Institutional Shares
                                                            Service Shares

Janus Adviser INTECH Risk-Managed Core Fund                 Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser INTECH Risk-Managed Growth Fund               Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser INTECH Risk-Managed International Fund        Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class S Shares

Janus Adviser INTECH Risk-Managed Value Fund                Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser International Equity Fund                     Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser International Forty Fund                      Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class S Shares

Janus Adviser International Growth Fund                     Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Large Cap Growth Fund                         Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Long/Short Fund                               Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Mid Cap Growth Fund                           Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Mid Cap Value Fund                            Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Money Market Fund                             Class A Shares
                                                            Class C Shares
                                                            Class S Shares

Janus Adviser Orion Fund                                    Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Small Company Value Fund                      Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Small-Mid Growth Fund                         Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

Janus Adviser Worldwide Fund                                Class A Shares
                                                            Class C Shares
                                                            Class I Shares
                                                            Class R Shares
                                                            Class S Shares

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